UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 4, 2011

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 4, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of RealPage, Inc. (the “Company”) approved changes effective January 1, 2011 to the annual base salary and target bonus for the Company’s principal executive officer, principal financial officer and other named executive officers as follows:

Officer	Title	Base Salary	Target Bonus

Stephen T. Winn	Chairman of the Board, Chief
	Executive Officer and Director	$450,000	$450,000
Timothy J. Barker	Chief Financial Officer and Treasurer	360,000	225,000
Dirk D. Wakeham	President	350,000	262,500
Margot Lebenberg	Executive Vice President, Chief
	Legal Officer and Secretary	340,000	170,000
Ashley Chaffin Glover	Executive Vice President,
	Multifamily Solutions	340,000	170,000
The Committee also approved the Company’s payment of up to $150,000 per year in tax, estate and financial planning assistance for Stephen T. Winn.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ Margot Lebenberg
Margot Lebenberg
Executive Vice President, Chief Legal Officer and Secretary

Date: January 10, 2011